UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 23, 2020
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Road, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 7.01.    Regulation FD Disclosure

In December 2019, a novel coronavirus (“COVID-19”) outbreak occurred in China and has since spread to other parts of the world. Horizon Global Corporation and its subsidiaries (collectively, the “Company”) have been adhering to mandates and other guidance from local governments and health authorities, as well as the World Health Organization and the Centers for Disease Control. The Company has implemented risk mitigation plans across the enterprise to reduce the risk of spreading the virus while continuing to operate to the extent possible. The Company’s main priority is the health of its employees and others in the communities where it does business.

Recently, certain customers in Europe and North America have announced the temporary idling of their manufacturing facilities. The Company continues to operate and fill customer orders; however, in response to the customer shutdowns referenced above and other anticipated changes in demand, the Company:

(i)	temporarily idled its manufacturing facilities in Rheda-Wiedenbrück, Germany and Brasov, Romania, effective March 23, 2020;

(ii)	expects to temporarily idle its manufacturing facilities in Hartha, Germany and Luneray, France on or before March 27, 2020; and

(iii)
will flex down operations at its manufacturing facilities in Reynosa, Mexico and its distribution facilities in the United States, including its facility in Edgerton, Kansas, in line with customer demand in North America and in accordance with any government mandated operational restrictions.

The Company is taking immediate steps to mitigate the impact of COVID-19 on its business.  The Company expects to participate in various governmental programs in Europe that will protect both the Company’s workforce and preserve liquidity.  In North America, the Company expects to furlough a portion of its workforce at its manufacturing facilities in Reynosa, Mexico and distribution facilities in the United States and participate in governmental programs to the extent available.  Further, the Company will continue to implement cost reduction measures at its Plymouth, Michigan headquarters.

The extent and duration of the impact of COVID-19 and resulting effect on the Company’s operations continues to evolve and remains uncertain. The Company will continue to assess the operational and financial impact of COVID-19 and will provide a further update as and when appropriate, including when results for the first quarter of 2020 are reported.

The information in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	March 23, 2020	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Corporate Secretary